                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 21, 2002
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                        LEADING-EDGE EARTH PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Oregon                        93-67656-S                   93-1002429
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER)


                             200 S. Wacker Dr.  #4000
                                Chicago IL 60606
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  800-788-3599
                             (U.S. Message Center)
                          REGISTRANT'S TELEPHONE NUMBER

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ITEM 5. OTHER EVENTS.

Leading Edge Earth Product, Inc., Chicago, Illinois, (OTC BB: "LEEP"), reports that because of financial constraints, the company is cutting back operations and focusing on performance to SEC filing requirements and catching up with Landlord and Vendor overdue accounts. Should the company not make its annual 10-KSB filing by September 2, 2002, LEEP's stock would only be listed on the OTC trading screen until the SEC's receipt of the filing of the company's 10-KSB report for fiscal year ending April 30, 2001. Manufacturing operations can proceed when space rent is brought current.

Management's announcement of these issues constitutes additive risks to the risks listed in the company's 10-KSB report to the SEC for the fiscal year ended April 30, 2001.

         Based on relationships the company has developed with a representative group of leading Modular Building Manufacturers and LEEP's in-place manufacturing capability to support its market penetration phase, management is confident that contemplated financings will materialize that enable the company to comply with securities filing requirements, satisfy vendor payable obligations and resume manufacturing operations, however, no guarantees can be provided.

         The Company manufacturers a proprietary component and building system known as LeepCore(TM). The product is designed to construct exceptionally high-performance buildings. Unique features include; fast design and build cycles for floor, roof and wall construction; peerless thermal insulation properties; and fire, insect, moisture, dry rot, mold, corrosion, termite, wind and earthquake resistance.

Forward-Looking Statements
--------------------------

This filing contains certain forward-looking statements within the meaning of the Securities Act of 1933 as amended. Such forward-looking statements include statements regarding the company's acquisition of certain assets and expansion of the company's production capacity. Actual results may differ materially. Factors that might cause such a difference include the possibility that financing negotiations may not be successful, as well as other matters discussed in the company's filing with the Securities and Exchange Commission, including "Management's Discussion and Analysis of Financial Condition" and "Results of Operations" in the company's report on Form 10-Q for the quarter ended January 31, 2002 and Form 10-KSB for the year ended April 30, 2001.

This notice and all announcements concerning it will be posted on the company's website: www.leepinc.com.


SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2002                          Leading Edge Earth Products, Inc.
                                               Registrant


                                               /S/ GRANT C. RECORD
                                               -------------------
                                               Grant C. Record,
                                               CEO